                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act File Number: 811-21400

                 Eaton Vance Tax-Advantaged Dividend Income Fund
                 -----------------------------------------------
               (Exact Name of registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (registrant's Telephone Number)

                                    August 31
                                    ---------
                             Date of Fiscal Year End

                                 August 31, 2004
                                 ---------------
                            Date of Reporting Period

ITEM 1. REPORTS TO STOCKHOLDERS

[EV LOGO]

[GRAPHIC IMAGE]


ANNUAL REPORT AUGUST 31, 2004

[GRAPHIC IMAGE]


EATON VANCE
TAX-
ADVANTAGED
DIVIDEND
INCOME
FUND

[GRAPHIC IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122.


                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.


The Fund will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year. The Fund's Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).


From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND as of August 31, 2004

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]

Thomas E. Faust Jr.
President

We are pleased to welcome shareholders of Eaton Vance Tax-Advantaged Dividend Income Fund (the "Fund"), a closed-end fund traded on the New York Stock Exchange under the symbol EVT, with the Fund's first annual report. Among the first equity income funds designed to take advantage of new favorable tax rates on dividend income, the Fund's investment objective is to provide a high level of after-tax total return, consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund invests primarily in a diversified portfolio of common and preferred stocks that pay dividends that qualify for federal income taxation at long-term capital gains rates.

Based on net asset value (NAV) per share for the period from inception on September 30, 2003, through August 31, 2004, the Fund had a total return of 16.84%. This return resulted from an increase in NAV from $19.10 (offering price, less all commissions and fees) on September 30, 2003, to $21.14 on August 31, 2004, and the distribution of $1.075 per share in dividend income.(1)

Based on share price trading on the New York Stock Exchange for the period from inception on September 30, 2003, through August 31, 2004, the Fund had a total return of 5.67%. This return resulted from an increase in share price from $19.10 (offering price, less all commissions and fees) on September 30, 2003, to $19.12 on August 31, 2004, and the distribution of $1.075 per share in dividend income.(1) Based on the most recent dividend and a share price of $19.12, the Fund had a market yield of 6.75% as of August 31, 2004.(2)

WITH TODAY'S LOWER TAX RATES, IT IS STILL IMPORTANT FOR INVESTORS TO CONSIDER TAX EFFECTS...

Last year, Congress passed legislation that included several provisions that affect individual investors. The most important aspects of the Jobs and Growth Tax Relief Reconciliation Act of 2003 for individuals were a lowering of tax rates for ordinary income and long-term capital gains and a change in the tax treatment of qualifying dividend income, which is now taxed at the same rates as long-term capital gains, rather than as ordinary income.

The biggest change for equity investors is that qualifying dividend income is now taxed at much lower rates than other investment income and short-term gains (maximum rate of 15% vs. 35%). The spread between short-term and long-term capital gains tax rates has also increased. These changes increase the importance of achieving a mix of returns that emphasizes long-term gains and qualifying dividends over less favorably taxed short-term gains and non-qualifying dividends and other investment income.

Taxes continue to be the single largest cost borne by long-term equity investors. Strategies to help minimize tax effects can add real value to taxable accounts. Just as before, it makes sense for taxpayers to invest in funds that share their objective of after-tax returns.


                                                    Sincerely,

                                                    /s/ Thomas E. Faust Jr.

                                                    Thomas E. Faust Jr.
                                                    President
                                                    October 4, 2004


FUND INFORMATION
as of August 31, 2004

  PERFORMANCE(1)

  Average Annual Total Returns (by share price, New York Stock Exchange)

  Life of Fund (9/30/03)           5.67%

  AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)

  Life of Fund (9/30/03)           16.84%

FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELD WILL VARY.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return.

(1) SHARE PRICE AND NET ASSET VALUE ON 9/30/03 ARE CALCULATED ASSUMING AN OFFERING PRICE OF $20.00, LESS THE SALES LOAD OF $0.90 PER SHARE PAID BY THE SHAREHOLDER. PERFORMANCE RESULTS REFLECT THE EFFECTS OF LEVERAGE RESULTING FROM THE FUND'S ISSUANCE OF AUCTION PREFERRED SHARES ON DECEMBER 10, 2003.
(2) THE FUND'S MARKET YIELD IS CALCULATED BY DIVIDING THE MOST RECENT DIVIDEND PER SHARE BY THE SHARE PRICE AT THE END OF THE PERIOD AND ANNUALIZING THE RESULT.

MANAGEMENT DISCUSSION

AN INTERVIEW WITH MICHAEL R. MACH, JUDITH A. SARYAN, AND THOMAS H. LUSTER, PORTFOLIO MANAGERS OF EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND


[PHOTO OF MICHAEL R. MACH, CFA]

Michael R. Mach, CFA
Portfolio Manager

Q: Michael, would you describe the economic and market environment since the Fund's inception on September 30, 2003?

A: MR. MACH: Since the Fund's inception 11 months ago, the U.S. economy has shown above-trend growth, driven by stimulative monetary and fiscal policy, improving consumer confidence and a healthier employment picture. At the same time, inflation has been generally on the increase, albeit rising slowly from very low levels back toward the long-term average. Against this generally positive economic backdrop, equity markets scored solid gains.

   During the 11-month period ending August 31, 2004, the Fund provided shareholders a total return of 16.84% on a net asset value (NAV) basis and 5.67% based on share price.* For comparative purposes, over this same period, the Russell 1000 Value Index and the Merrill Lynch Preferred Index had total returns of 18.68% and 5.04%, respectively.(1)


[PHOTO OF JUDITH A. SARYAN, CFA]

Judith A. Saryan, CFA
Portfolio Manager

Q: Judith, could you discuss how the Fund has been invested over the past 11 months?

A: MS. SARYAN: Based on the Fund's objective of providing a high level of after-tax total return, consisting primarily of tax-advantaged dividend income and capital appreciation, the Fund was primarily invested in securities that generated a relatively high level of qualifying dividend income (QDI). At the end of the period, the Fund had approximately 69.0% of total investments invested in common stocks, approximately 30.3% of total investments invested in preferred stocks, and 0.7% of total investments held in cash equivalents. Within the common stock portfolio, the Fund had 34.1% of total investments invested in utility and telecommunication stocks. An additional 34.9% of the Fund's total investments were invested in common stocks diversified across the consumer, industrial and financial sectors.(2)

Q: Judith, how would you characterize the performance of the Fund's utility and telecommunication common stocks over this period?

A: MS. SARYAN: The utility and telecommunication stocks owned by the Fund generally outperformed the overall markets for the 11-month period ending August 31, 2004. Utility stocks rose during this period as longterm interest rates declined. Historically, utility, telecommunication and other higher yielding stocks have tended to do well during periods of declining long-term interest rates. Also throughout this period, many of the utility and telecommunication companies owned by the Fund experienced strong free cash flow generation. This allowed many of the Fund's utility and telecommunication holdings to increase their regular quarterly, semi-annual or annual dividend payments. In a number of cases, companies held in the Fund's portfolio also rewarded shareholders with special one-time dividend payments.

(1) It is not possible to invest directly in an Index.
(2) Holdings are subject to change due to active management.


* Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return.

[PHOTO OF THOMAS H. LUSTER, CFA]

Thomas H. Luster, CFA
Portfolio Manager

Q: Michael, would you comment on the performance of the Fund's other common stock holdings?

A: MR. MACH: In addition to the utility and telecommunication stocks mentioned above, the Fund also benefited from being invested in a broadly diversified basket of other dividend-paying common stocks. Consumer-related stocks held by the Fund generally moved higher during the period, as consumer spending benefited from tax rebates and strong new job creation. Growing demand and increasing commodity prices generally benefited the Fund's holdings in the energy and material sectors. And as improving corporate earnings and free cash flow began to fuel a rebound in business spending, industrial stocks held by the Fund also generally benefited.

Q: Tom, could you comment on the performance of the Fund's preferred stocks?

A: MR. LUSTER: During the period, preferred stocks owned by the Fund generated mid-single digit returns. The performance of the Fund's preferred stock holdings generally followed fixed-income benchmarks during the period, posting positive returns during periods of stable or falling interest rates, and negative returns during periods when yields moved higher. During the last 11 months, the volatility associated with owning preferred stocks was greater than usual. The Fund's disciplined and research-intensive approach to managing its preferred portfolio allowed it to navigate successfully through this period of unusual volatility

Q: Judith, has the Fund invested in any non-U.S. securities since its 9/30/03 inception?

A: MS. SARYAN: Yes, the Fund has invested in non-U.S. securities in both its common and preferred portfolios. These investments have provided the Fund with international diversification and dividend yields often more attractive than the yields available on stocks issued by similar domestic corporations. As of August 31, 2004, approximately 23.4% of the Fund's total investments were invested in non-US common stocks. In addition, approximately 16.9% of the Fund's total investments were invested in "Yankee" preferreds, preferred stocks generally issued by large, highly rated, European financial institutions but denominated in U.S. dollars.(1)

Q: Tom, are there any unifying themes tying together Fund investments?

A: MR. LUSTER: Definitely. Our discipline is to buy dividend-paying stocks, whether common or preferred, of companies characterized by strong business franchises, backed by proven management teams and solid balance sheets. For common stocks, we focus on companies that offer the potential for growth in earnings, cash flow and dividends. For preferreds, we have generally favored highly-rated, higher-yielding securities.

Q: Michael, have a significant number of the Fund's common stock holdings raised their dividends since the Fund's inception?

A: MR. MACH: Yes. In fact, a majority of the Fund's common stock holdings raised their dividends during this period. The Jobs and Growth Tax Reconciliation Act of 2003 that President Bush signed into law in May of 2003 effectively removed many of the disincentives previously associated with paying out earnings as dividends. This has set the stage for the increases in dividend payouts now emerging. We believe the growing number of dividend increases we have seen in recent months also reflects companies achieving higher profits and, in some cases, divesting non-core investments. This has provided greater free cash flow that has been used by corporations to increase the dividends paid to shareholders.


(1) Holdings are subject to change due to active management.

Q: Judith, could you describe how the Fund's dividend capture strategy helps it to generate incremental qualified dividend income?

A: MS. SARYAN: The Fund's dividend capture strategy is a trading strategy designed to enhance the level of qualified, tax-advantaged dividend income earned by the Fund. By implementing its dividend capture strategy, the Fund has been able to collect a greater number of dividend payments over the last 11 months than it would have collected by simply adhering to a buy-and-hold strategy.

   On September 15, 2004, the Fund announced an increase in its monthly dividend from $0.1075 per share to $0.1100 per share. This increase reflected both the effective implementation of the Fund's dividend capture strategy and the significant number of dividend increases by companies represented in the Fund's common stock portfolio.(1)

Q: Judith, is it your expectation that all of the dividend income paid out by the Fund will be QDI income through the end of 2004?

A: MS. SARYAN: At this point, we anticipate that virtually all of the income paid out by the Fund will be considered QDI income, subject to taxation at long-term capital gains rates no greater than 15%.

Q: Tom, would you review how the Fund has managed the maturities of the Auction
   Preferred Shares (APS) that it has issued to leverage its initial assets?

A: MR. LUSTER: Since the Fund initially issued its APS in December 2003, we have on a number of occasions moved to extend the maturities of these issues. As of September 23, 2004, the Fund's $700 million in APS borrowings maintained a weighted average maturity of 121 days. This compares against a weighted average maturity of 21 days when the APS were first issued. By lengthening the maturity of the Fund's APS in this manner, we believe the Fund has lowered its sensitivity to rising short-term interest rates. Use of financial leverage creates an opportunity for increased income, but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of the common shares).

Q: Michael, do you have any final comments for our shareholders?

A: MR. MACH: In recent months, driven by a combination of the lower tax rate applied to qualifying dividend income, strong corporate earnings and free cash flow growth, and historically low dividend payout ratios, corporations have meaningfully increased dividend payments made to shareholders of common stock. We believe the Fund is positioned to benefit should this trend continue.

[CHART]

ASSET ALLOCATION+
By total investments

Common Stocks             69.0%
Preferred Stocks          30.3%
Short-Term Investments     0.7%

+ As of August 31, 2004. Asset Allocation subject to change due to active management.


(1) The amount of monthly dividend distributions may vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends could change.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND as of August 31, 2004 PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 99.9%

SECURITY                                               SHARES    VALUE
--------------------------------------------------------------------------------
APPAREL -- 0.9%

VF Corp.                                                275,000  $    13,568,500
--------------------------------------------------------------------------------
                                                                 $    13,568,500
--------------------------------------------------------------------------------

APPLIANCES -- 0.4%

Whirlpool Corp.                                         100,000  $     6,114,000
--------------------------------------------------------------------------------
                                                                 $     6,114,000
--------------------------------------------------------------------------------

AUTO AND PARTS -- 0.4%

General Motors Corp.                                    150,000  $     6,196,500
--------------------------------------------------------------------------------
                                                                 $     6,196,500
--------------------------------------------------------------------------------

BEVERAGES -- 0.6%

Diageo PLC(1)                                           700,000      $ 8,630,019
--------------------------------------------------------------------------------
                                                                 $     8,630,019
--------------------------------------------------------------------------------

BUILDING MATERIALS -- 1.1%

Stanley Works (The)                                     400,000  $    17,304,000
--------------------------------------------------------------------------------
                                                                 $    17,304,000
--------------------------------------------------------------------------------

CHEMICALS -- 2.0%

Dow Chemical Co. (The)                                  300,000  $    12,843,000
Eastman Chemical Co.                                    100,000        4,653,000
Lyondell Chemical Co.                                   500,000        9,845,000
RPM, Inc.                                               250,000        3,952,500
--------------------------------------------------------------------------------
                                                                 $    31,293,500
--------------------------------------------------------------------------------

COAL -- 0.4%

Peabody Energy Corp.                                    125,000  $     6,665,000
--------------------------------------------------------------------------------
                                                                 $     6,665,000
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 12.1%

ABN AMRO Holdings NV(1)                                 165,000  $     3,513,688
Associated Banc-Corp                                    325,000       10,172,500
Bank of America Corp.                                 1,100,000       49,478,000
Bank of Hawaii Corp.                                    150,000        7,122,000
Bank of Nova Scotia(1)                                  500,000       13,705,000
Canadian Imperial Bank of Commerce(1)                   200,000       10,166,970
Comerica, Inc.                                          150,000        9,022,500
Huntington Bancshares, Inc.                             300,000        7,401,000
National City Corp.                                     250,000  $     9,447,500
National Commerce Financial Corp.                       143,200        4,817,248
North Fork Bancorporation, Inc.                          35,000        1,467,900
PNC Financial Services Group, Inc.                      275,000       14,759,250
Wachovia Corp.                                          975,000       45,737,250
--------------------------------------------------------------------------------
                                                                 $   186,810,806
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 1.2%

Donnelley (R.R.) & Sons Co.                             450,000  $    13,828,500
Landauer, Inc.                                           25,000        1,119,500
ServiceMaster Co.                                       310,000        3,853,300
--------------------------------------------------------------------------------
                                                                 $    18,801,300
--------------------------------------------------------------------------------

DISTRIBUTORS -- 0.6%

Genuine Parts Co.                                       250,000  $     9,477,500
--------------------------------------------------------------------------------
                                                                 $     9,477,500
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES -- 21.5%

BellSouth Corp.                                       1,380,000  $    36,928,800
BT Group PLC(1)                                       6,250,000       20,584,497
Citizens Communications Co.                           1,500,000       18,945,000
SBC Communications, Inc.                              1,800,000       46,422,000
Sprint Corp. (FON Group)                                900,000       17,712,000
TDC A/S(1)                                              250,000        8,819,525
Telecom Italia Mobile SPA(1)                          7,500,000       39,968,780
Telecom Italia SPA(1)                                17,000,000       37,397,426
Telefonos de Mexico SA ADR                            1,100,000       35,629,000
Verizon Communications, Inc.                          1,400,000       54,950,000
Vodafone Group PLC ADR                                  600,000       13,740,000
--------------------------------------------------------------------------------
                                                                 $   331,097,028
--------------------------------------------------------------------------------

ELECTRICAL / ELECTRONIC MANUFACTURER -- 1.7%

Cooper Industries Ltd., Class A(1)                      225,000  $    12,424,500
Emerson Electric Co.                                    150,000        9,337,500
Hubbell, Inc.                                           100,000        4,315,000
--------------------------------------------------------------------------------
                                                                 $    26,077,000
--------------------------------------------------------------------------------

ELECTRONICS - INSTRUMENTS -- 0.7%

Raytheon Company                                        300,000  $    10,419,000
--------------------------------------------------------------------------------
                                                                 $    10,419,000
--------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                               SHARES    VALUE
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.8%

Citigroup, Inc.                                         925,000  $    43,086,500
JPMorgan Chase & Co.                                    375,000       14,842,500
--------------------------------------------------------------------------------
                                                                 $    57,929,000
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 1.0%
Sara Lee Corp.                                          700,000  $    15,491,000
--------------------------------------------------------------------------------
                                                                 $    15,491,000
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS AND LEISURE -- 0.8%

Harrah's Entertainment, Inc.                            250,000  $    12,047,500
--------------------------------------------------------------------------------
                                                                 $    12,047,500
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 0.9%

Kimberly-Clark Corp.                                    200,000  $    13,340,000
--------------------------------------------------------------------------------
                                                                 $    13,340,000
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 1.6%

General Electric Co.                                    450,000  $    14,755,500
Honeywell International, Inc.                           300,000       10,794,000
--------------------------------------------------------------------------------
                                                                 $    25,549,500
--------------------------------------------------------------------------------

INSURANCE -- 1.9%

Allstate Corp. (The)                                    200,000  $     9,442,000
Mercury General Corp.                                   175,000        8,776,250
XL Capital Ltd., Class A(1)                             150,000       10,530,000
--------------------------------------------------------------------------------
                                                                 $    28,748,250
--------------------------------------------------------------------------------

MACHINERY -- 0.8%

Caterpillar, Inc.                                       175,000  $    12,722,500
--------------------------------------------------------------------------------
                                                                 $    12,722,500
--------------------------------------------------------------------------------

METALS AND MINING -- 1.6%

Cia Vale do Rio Doce ADR                                162,500  $     9,387,625
Freeport-McMoran Copper & Gold Inc., Class B            150,000        5,644,500
Rio Tinto PLC ADR                                        35,000        3,555,300
Worthington Industries, Inc.                            300,000        6,105,000
--------------------------------------------------------------------------------
                                                                 $    24,692,425
--------------------------------------------------------------------------------

OIL AND GAS -- 9.8%

BP PLC ADR                                              790,000  $    42,423,000
ChevronTexaco Corp.                                     450,000       43,875,000
ConocoPhillips                                          200,000  $    14,886,000
Exxon Mobil Corp.                                       275,000       12,677,500
Marathon Oil Corp.                                    1,015,000       36,814,050
--------------------------------------------------------------------------------
                                                                 $   150,675,550
--------------------------------------------------------------------------------

PAPER AND FOREST PRODUCTS -- 0.2%

MeadWestvaco Corp.                                       98,500  $     2,969,775
--------------------------------------------------------------------------------
                                                                 $     2,969,775
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 1.9%

GlaxoSmithKline PLC(1)                                  300,000  $     6,117,201
Merck & Co., Inc.                                       500,000       22,485,000
Wyeth Corp.                                              25,000          914,250
--------------------------------------------------------------------------------
                                                                 $    29,516,451
--------------------------------------------------------------------------------

RETAIL - SPECIALTY AND APPAREL -- 1.2%

Limited, Inc. (The)                                     900,000  $    18,072,000
--------------------------------------------------------------------------------
                                                                 $    18,072,000
--------------------------------------------------------------------------------

SOFTWARE -- 0.4%

Microsoft Corp.                                         225,000  $     6,142,500
--------------------------------------------------------------------------------
                                                                 $     6,142,500
--------------------------------------------------------------------------------

TOBACCO -- 2.5%

Altria Group, Inc.                                      800,000  $    39,160,000
--------------------------------------------------------------------------------
                                                                 $    39,160,000
--------------------------------------------------------------------------------

UTILITIES - ELECTRICAL AND GAS -- 25.1%

Alliant Energy Corp.                                    300,000  $     7,797,000
Ameren Corp.                                            132,000        6,176,280
American Electric Power Co., Inc.                        50,000        1,636,500
Centerpoint Energy, Inc.                                200,000        2,188,000
Centrica PLC(1)                                       3,000,000       13,308,540
Dominion Resources, Inc.                                250,000       16,222,500
E.ON AG(1)                                              500,000       35,573,403
Edison International                                  1,200,000       32,256,000
Endesa SA(1)                                            300,000        5,565,133
Enel SPA(1)                                           4,200,000       32,506,710
Energy East Corp.                                       300,000        7,311,000
Entergy Corp.                                            50,000        3,015,000
Exelon Corp.                                             75,000        2,763,750

                        See notes to financial statements

SECURITY                                               SHARES    VALUE
--------------------------------------------------------------------------------
UTILITIES - ELECTRICAL AND GAS (CONTINUED)
FirstEnergy Corp.                                       750,000  $    30,180,000
Fortum Oyj(1)                                         1,200,000       16,857,796
FPL Group, Inc.                                         250,000       17,300,000
National Grid Transco PLC(1)                          3,500,000       29,326,771
Pepco Holdings, Inc.                                  1,000,000       20,640,000
Progress Energy, Inc.                                   250,000       10,972,500
RWE AG(1)                                               800,000       39,309,093
SCANA Corp.                                             200,000        7,588,000
Scottish Power PLC(1)                                 4,100,000       29,743,950
Sempra Energy                                           500,000       18,075,000
--------------------------------------------------------------------------------
                                                                 $   386,312,926
--------------------------------------------------------------------------------

WATER UTILITIES -- 2.8%

Severn Trent PLC(1)                                   1,000,000  $    15,616,845
United Utilities PLC(1)                               2,000,000       19,753,061
Veolia Environment(1)                                   300,000        7,762,195
--------------------------------------------------------------------------------
                                                                 $    43,132,101
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
  (IDENTIFIED COST, $1,382,907,234)                              $ 1,538,955,631
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 43.9%

SECURITY                                               SHARES    VALUE
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 17.1%

Abbey National Capital Trust I, 8.963%(1)(4)            155,000  $    21,064,562
Abbey National PLC, 7.375%(1)                           390,200       10,433,948
ABN AMRO Capital Funding Trust VII, 6.08%(1)            253,000        6,198,500
ABN AMRO North America, Inc., 7.150%(1)(2)              303,700        7,820,276
Barclays Bank PLC, 6.86%(1)(2)(4)                        35,000        3,894,790
Barclays Bank PLC, 8.55%(1)(2)(4)                       141,000       17,539,780
BNP Paribas, 9.003%(1)(2)(4)                            123,950       15,656,521
BSCH Finance Ltd., 8.625%(1)                             35,000          942,550
CA Preferred Fund Trust II, 7.00%(1)(4)                  50,000        5,215,630
CA Preferred Fund Trust, 7.00%(1)(4)                    255,000       26,534,459
Cobank, ABC, 7.00%(2)                                   400,000       22,216,800
Den Norske Bank, 7.729%(1)(2)(4)                        160,000       18,960,096
First Republic Bank, 6.70%                              576,700       14,475,170
HSBC Capital Funding LP, 10.176%(1)(2)(4)                70,000       10,546,613
HSBC Capital Funding LP, 9.547%(1)(2)(4)                120,000       15,340,704
Lloyds TSB Bank PLC, 6.90%(1)(4)                        110,000       11,454,729
Royal Bank of Scotland Group PLC, 8.10%(1)               31,000  $       866,450
Royal Bank of Scotland Group PLC, 8.50%(1)                3,500           91,315
Royal Bank of Scotland Group PLC, 9.118%(1)(4)          256,250       32,460,161
Standard Chartered PLC 8.90%(1)(4)                       18,000        2,024,555
UBS Preferred Funding Trust I, 8.622%(1)(4)             150,000       18,710,535
--------------------------------------------------------------------------------
                                                                 $   262,448,144
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 2.3%

BBVA Preferred Capital Ltd., 7.75%(1)                   252,300  $     6,796,962
Lehman Brothers Holdings, Inc., 3.00%(3)                100,000        2,522,000
Prudential PLC, 6.50%(1)(4)                             265,000       25,760,809
--------------------------------------------------------------------------------
                                                                 $    35,079,771
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 1.7%

Dairy Farmers of America, 7.875%(2)                     220,000  $    23,100,000
Ocean Spray Cranberries, Inc., 6.25%(2)                  47,500        3,440,781
--------------------------------------------------------------------------------
                                                                 $    26,540,781
--------------------------------------------------------------------------------

INSURANCE -- 7.7%

Ace Ltd., 7.80%(1)                                      855,275  $    22,989,792
AXA, 7.10%(1)(4)                                        200,000       20,755,600
ING Capital Funding Trust III, 8.439%(1)(4)             105,750       12,942,023
ING Groep NV, 7.05%(1)                                  308,200        8,087,168
ING Groep NV, 7.20%(1)                                  473,155       12,566,997
PartnerRe Ltd., 6.75%(1)                                 98,200        2,469,730
RenaissanceRe Holdings Ltd., 6.08%(1)                   125,600        2,957,880
XL Capital Ltd., 7.625%(1)                              476,140       12,974,815
XL Capital Ltd., Series A, 8.00%(1)                     142,765        3,963,156
Zurich Regcaps Fund Trust I, 6.58%(1)(2)                  6,000        6,268,128
Zurich Regcaps Fund Trust VI(1)(2)(3)                    12,500       12,160,163
--------------------------------------------------------------------------------
                                                                 $   118,135,452
--------------------------------------------------------------------------------

REITS -- 13.1%

AMB Property Corp., 6.75%                               426,000  $    10,500,900
BRE Properties, 6.75%                                   480,000       11,760,000
Colonial Properties Trust, 8.125%                       577,000       15,111,630
Developers Diversified Realty Corp., 7.35%              160,000        4,080,000
Developers Diversified Realty Corp., 8.00%              250,000        6,542,500
Federal Realty Investment, 8.50%                         50,000        1,405,000
Health Care Property, 7.10%                             200,000        5,094,000
Health Care REIT, Inc., 7.875%                          170,100        4,456,620
Prologis Trust, 6.75%                                 1,500,000       37,485,000

                        See notes to financial statements

SECURITY                                               SHARES    VALUE
--------------------------------------------------------------------------------
REITS (CONTINUED)

PS Business Parks Inc., 7.00%                           400,000  $     9,760,000
PS Business Parks, Inc., 7.95%                          400,000       10,440,000
Public Storage, Inc., 6.85%                           1,600,000       40,800,000
Regency Centers Corp., 7.45%                             45,000        1,152,000
Shurgard Storage Centers, 8.75%                          20,000          534,000
Vornado Realty Trust, 7.00%                           1,600,000       42,800,000
--------------------------------------------------------------------------------
                                                                 $   201,921,650
--------------------------------------------------------------------------------

UTILITIES - ELECTRICAL AND GAS -- 2.0%

Interstate Power & Light Co., 7.10%                     181,400  $     4,852,450
Southern Union Co., 7.55%                               965,000       26,383,100
--------------------------------------------------------------------------------
                                                                 $    31,235,550
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
  (IDENTIFIED COST, $664,032,275)                                $   675,361,348
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.0%

                                                PRINCIPAL
                                                AMOUNT
SECURITY                                        (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
Investors Bank and Trust Time Deposit,
1.58%, 9/1/04                                   $        15,798  $    15,798,000
--------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
  (AT AMORTIZED COST, $15,798,000)                               $    15,798,000
--------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 144.8%
  (IDENTIFIED COST, $2,062,737,509)                              $ 2,230,114,979
--------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 0.7%                           $     9,570,447
--------------------------------------------------------------------------------

AUCTION PREFERRED SHARES PLUS
  CUMULATIVE UNPAID
  DIVIDENDS -- (45.5)%                                           $  (700,068,473)
--------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON
  SHARES -- 100.0%                                               $ 1,539,616,953
--------------------------------------------------------------------------------

ADR - American Depositary Receipt

(1)  Foreign security.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2004, the aggregate value of the securities is $156,944,652 or 10.2% of the Fund's net assets.

(3)  Variable rate security.

(4) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

COUNTRY CONCENTRATION OF PORTFOLIO

                                              PERCENTAGE OF
COUNTRY                                       TOTAL INVESTMENTS  VALUE
--------------------------------------------------------------------------------
United States                                       59.7%        $ 1,331,749,554
United Kingdom                                      15.9             354,277,600
Italy                                                4.9             109,872,916
France                                               3.4              75,924,405
Germany                                              3.4              74,882,496
Bermuda                                              2.6              57,779,873
Holland (Netherlands)                                2.3              51,128,652
Switzerland                                          1.7              37,138,826
Mexico                                               1.6              35,629,000
Canada                                               1.1              23,871,970
Norway                                               0.9              18,960,096
Finland                                              0.8              16,857,796
Spain                                                0.6              13,304,645
Other                                                1.3              28,737,150
--------------------------------------------------------------------------------
Total                                                100%        $ 2,230,114,979
--------------------------------------------------------------------------------

                       See notes to financial statements

EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND as of August 31, 2004

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2004

ASSETS

Investments, at value
  (identified cost, $2,062,737,509)                              $ 2,230,114,979
Cash                                                                      10,012
Foreign currency, at value
  (identified cost, $9,733,846)                                        9,814,645
Receivable for investments sold                                       42,226,844
Dividends and interest receivable                                     10,129,987
Prepaid expenses                                                         373,360
Tax reclaim receivable                                                   580,684
--------------------------------------------------------------------------------
TOTAL ASSETS                                                     $ 2,293,250,511
--------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                $    45,520,284
Dividends payable                                                      7,829,859
Accrued expenses                                                         214,942
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                $    53,565,085
--------------------------------------------------------------------------------
AUCTION PREFERRED SHARES (28,000 SHARES OUTSTANDING) AT
  LIQUIDATION VALUE PLUS CUMULATIVE UNPAID DIVIDENDS             $   700,068,473
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES                           $ 1,539,616,953
--------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Common Shares, $0.01 par value, unlimited number of shares
  authorized, 72,835,900 shares issued and outstanding           $       728,359
Additional paid-in capital                                         1,382,213,413
Accumulated net realized loss (computed on the basis
  of identified cost)                                                (19,355,261)
Accumulated undistributed net investment income                        8,582,249
Net unrealized appreciation (computed on the basis
  of identified cost)                                                167,448,193
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES                           $ 1,539,616,953
--------------------------------------------------------------------------------

NET ASSET VALUE PER COMMON SHARE

($1,539,616,953 DIVIDED BY 72,835,900 COMMON SHARES
  ISSUED AND OUTSTANDING)                                        $         21.14
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED
AUGUST 31, 2004(1)

INVESTMENT INCOME

Dividends (net of foreign taxes, $4,536,351)                     $   108,133,511
Interest                                                                 994,002
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                          $   109,127,513
--------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                           $    15,853,685
Trustees' fees and expenses                                               22,309
Preferred shares remarketing agent fee                                 1,271,858
Custodian fee                                                            386,453
Legal and accounting services                                            370,846
Printing and postage                                                     189,370
Transfer and dividend disbursing agent fees                               55,268
Organization expenses                                                      7,500
Miscellaneous                                                            101,739
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                   $    18,259,028
--------------------------------------------------------------------------------
Deduct --
  Reductions of investment adviser fee                           $     3,751,577
  Expense reimbursement from investment adviser                            7,500
--------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                         $     3,759,077
--------------------------------------------------------------------------------

NET EXPENSES                                                     $    14,499,951
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                            $    94,627,562
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
  Investment transactions (identified cost basis)                $   (20,085,038)
  Foreign currency transactions                                         (337,310)
--------------------------------------------------------------------------------
NET REALIZED LOSS                                                $   (20,422,348)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments (identified cost basis)                            $   167,377,470
  Foreign currency                                                        70,723
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)             $   167,448,193
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN                                 $   147,025,845
--------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM INCOME              $    (6,684,593)
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $   234,968,814
--------------------------------------------------------------------------------

(1) For the period from the start of business, September 30, 2003, to August 31, 2004.

                        See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                           PERIOD ENDED
IN NET ASSETS                                                 AUGUST 31, 2004(1)
--------------------------------------------------------------------------------
From operations --
  Net investment income                                       $       94,627,562
  Net realized loss from investment transactions and foreign
    currency transactions                                            (20,422,348)
  Net change in unrealized appreciation (depreciation)
    of investments and foreign currency                              167,448,193
  Distributions to preferred shareholders from net
    investment income                                                 (6,684,593)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                    $      234,968,814
--------------------------------------------------------------------------------

Distributions to common shareholders --
  From net investment income                                  $      (78,293,633)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                    $      (78,293,633)
--------------------------------------------------------------------------------
Capital share transactions --
  Proceeds from sale of common shares(2)                      $    1,390,188,935
  Reinvestment of distributions to common shareholders                   920,480
  Offering costs and preferred shares underwriting discounts          (8,267,643)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS    $    1,382,841,772
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                    $    1,539,516,953
--------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHARES

At beginning of period                                        $          100,000
--------------------------------------------------------------------------------
AT END OF PERIOD                                              $    1,539,616,953
--------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED NET
INVESTMENT INCOME INCLUDED IN NET
ASSETS APPLICABLE TO COMMON SHARES

AT END OF PERIOD                                              $        8,582,249
--------------------------------------------------------------------------------

(1) For the period from the start of business, September 30, 2003, to August 31, 2004.

(2)  Proceeds from sales of shares net of sales load paid of $65,506,285.

                        See notes to financial statements

FINANCIAL HIGHLIGHTS

Selected data for a common share outstanding during the period

                                                                                        PERIOD ENDED
                                                                                        AUGUST 31, 2004(1)(2)
-------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period (Common shares)(3)                                   $    19.100
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                                                       $     1.314
Net realized and unrealized gain                                                                  2.009
Distribution to preferred shareholders from net investment income                                (0.093)
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                                                                $     3.230
-------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income                                                                  $    (1.075)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                                                  $    (1.075)
-------------------------------------------------------------------------------------------------------------

PREFERRED AND COMMON SHARES OFFERING COSTS CHARGED TO PAID-IN CAPITAL                       $    (0.018)
-------------------------------------------------------------------------------------------------------------

PREFERRED SHARES UNDERWRITING DISCOUNTS                                                     $  (0.097)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD (COMMON SHARES)                                            $    21.140
-------------------------------------------------------------------------------------------------------------

MARKET VALUE -- END OF PERIOD (COMMON SHARES)                                               $    19.120
-------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN ON NET ASSET VALUE(4)                                                     16.84%
-------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN ON MARKET VALUE(4)                                                         5.67%
-------------------------------------------------------------------------------------------------------------

                        See notes to financial statements

                                                                                        PERIOD ENDED
                                                                                        AUGUST 31, 2004(1)
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA+ ++

Net assets applicable to common shares, end of period (000's omitted)                     $1,539,617
Ratios (As a percentage of average net assets applicable to common shares):
    Net expenses(5)                                                                             1.07%(6)
    Net investment income(5)                                                                    6.97%(6)
Portfolio Turnover                                                                                87%
-------------------------------------------------------------------------------------------------------------
+   The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average net assets applicable to common shares):
    Expenses(5)                                                                                 1.35%(6)
    Net investment income(5)                                                                    6.69%(6)
    Net investment income per share                                                         $  1.261
-------------------------------------------------------------------------------------------------------------
++  The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average total net assets):+++
   Net expenses                                                                                 0.78%(6)
   Net investment income                                                                        5.07%(6)
-------------------------------------------------------------------------------------------------------------
+++ The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average total net assets):
    Expenses                                                                                    0.98%(6)
    Net investment income                                                                       4.87%(6)
-------------------------------------------------------------------------------------------------------------
Senior Securities:
    Total preferred shares outstanding                                                        28,000
    Asset coverage per preferred share(7)                                                   $ 79,989
    Involuntary liquidation preference per preferred share(8)                               $ 25,000
    Approximate market value per preferred share(8)                                         $ 25,000
-------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, September 30, 2003, to August 31, 2004.

(2)  Computed using average common shares outstanding.

(3) Net asset value at beginning of period reflects the deduction of the sales load of $0.900 per share paid by the shareholder from the $20.00 offering price.

(4) Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net aset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(6)  Annualized.

(7) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(8)  Plus accumulated and unpaid dividends.

                       See notes to financial statements

EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND as of August 31, 2004

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 10, 2003. The Fund's investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2004, the Fund, for federal income tax purposes, had a capital loss carryover of $3,388,959, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire August 31, 2012. Additionally, at August 31, 2004, the Fund had net capital losses of $15,134,158 attributable to security transactions incurred after October 31, 2003. These capital losses are treated as arising on the first day of the Fund's taxable year ended August 31, 2005.

   D OFFERING COSTS -- Costs incurred by the Fund in connection with the offering of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

   E WRITTEN OPTIONS -- Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

   F PURCHASED OPTIONS -- Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

   G SWAP AGREEMENTS -- The Fund may enter into swap agreements to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, to mitigate non-payment or default risk, or to gain exposure to particular securities, baskets of securities, indices or currencies. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or swapped between the parties, which returns are calculated with respect to a notional amount (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index). The Fund will enter into swaps on a net basis. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. The Fund is exposed to credit loss in the event of non-performance by the counterparty. These instruments are traded in the over-the-counter market. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

   H FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

   I USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   J INDEMNIFICATIONS -- Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   K OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

   L EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

2  AUCTION PREFERRED SHARES

   The Fund issued 4,000 shares of Auction Preferred Shares (APS) Series A, 4,000 shares of APS Series B, 4,000 shares of APS Series C, 4,000 shares of APS Series D, 4,000 shares of APS Series E, 4,000 shares of APS Series F and 4,000 shares of APS Series G on December 10, 2003 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends of the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset by an auction based on the dividend period of each Series. Rates are reset weekly for Series A and Series B, annually for Series C, Series D and Series F, approximately monthly for Series E and approximately bi-monthly for Series G. The reset period for Series C, Series D and Series F was changed after the initial public offering for each such series. Subsequent to August 31, 2004, the reset period for Series A was changed to an annual reset period. Dividends are generally paid on the day following the end of the dividend period for Series A, Series B and Series E. Series C, Series D, Series F and Series G pay accumulated dividends on the first business day of each month and on the day following the end of the dividend period.

   Dividend rate ranges for the period from the commencement of the offering, December 10, 2003, to August 31, 2004 are as indicated below:

   SERIES                            DIVIDEND RATE RANGES
   ------------------------------------------------------
   Series A                             1.03% - 1.70%
   Series B                             1.03% - 1.65%
   Series C                             1.08% - 1.75%
   Series D                             1.07% - 1.75%
   Series E                             1.08% - 1.65%
   Series F                            1.099% - 1.225%
   Series G                             1.10% - 1.82%
   ------------------------------------------------------

   The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the Investment Company Act of 1940. The Fund pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

3  DISTRIBUTION TO SHAREHOLDERS

   The Fund intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding Auction Preferred Shares. In addition, at least annually, the Funds intends to distribute net capital gain, if any. Distributions are recorded on the ex-dividend date. The applicable dividend rates for APS on August 31, 2004 are listed below. For the period from the commencement of the offering, the amount of dividends each Series paid to Auction Preferred shareholders and average APS dividend rates for such period were as follows:

                APS DIVIDEND    DIVIDENDS PAID TO         AVERAGE APS
                RATES AS OF   PREFERRED SHAREHOLDERS    DIVIDEND RATES
                 AUGUST 31,    FOR THE PERIOD ENDED   FOR THE PERIOD ENDED
   SERIES           2004        AUGUST 31, 2004(1)     AUGUST 31, 2004(1)
   -----------------------------------------------------------------------
   Series A            1.550%       $   941,866               1.280%
   Series B            1.648%       $   933,160               1.273%
   Series C            1.399%       $ 1,010,440               1.323%
   Series D            1.390%       $ 1,005,600               1.324%
   Series E            1.650%       $   938,927               1.290%
   Series F            1.225%       $   889,400               1.203%
   Series G            1.820%       $   965,200               1.322%
   -----------------------------------------------------------------------

   (1) For the period from the commencement of offering, December 10, 2003, to August 31, 2004.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.


   The tax character of the distributions declared for the period from the start of business, September 30, 2003, to August 31, 2004, was as follows:

                                                           PERIOD ENDED
                                                         AUGUST 31, 2004
   -----------------------------------------------------------------------------
   Distributions declared from:

   Ordinary income                                       $    84,978,226

   During the period from the start of business, September 30, 2003, to August 31, 2004, accumulated undistributed net investment income was decreased by $1,067,087, and accumulated net realized loss on investments decreased by $1,067,087 due to differences between book and tax accounting for investment transactions. This change had no effect on the net assets or the net asset value per share.

   As of August 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Undistributed ordinary income          $  16,412,108
   Capital loss carryforwards             $  (3,388,959)
   Unrealized appreciation                $ 166,616,049
   Other temporary differences            $ (22,964,017)

4  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount equal to 0.85% annually of average daily gross assets of the Fund. For the period from the start of business, September 30, 2003, to August 31, 2004, the advisory fee amounted to $15,853,685. EVM serves as the administrator of the Fund , but currently receives no compensation for providing administrative services to the Fund.

   In addition, the Adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of the average daily gross assets for the first five years of the Fund's operations, 0.15% of average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. For the period from the start of business, September 30, 2003, to August 31, 2004 the Investment Adviser waived $3,730,279 of its advisory fee. The Adviser has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the period from May 1, 2004, to August 31, 2004, the Investment Adviser waived $21,298 of its advisory fee.

   EVM has agreed to reimburse the Fund for costs incurred in the Fund's organization. For the period from the start of business, September 30, 2003, to August 31, 2004, EVM reimbursed the Fund $7,500 in organization expenses.

   Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, September 30, 2003, to August 31, 2004, no significant amounts have been deferred.

   Certain officers and Trustees of the Fund are officers of the above organization.

   During the period ended August 31, 2004, the Fund engaged in a sale transaction in the amount of $19,988,874 with a Portfolio which utilizes Boston Management and Research, a wholly-owned subsidiary of EVM, as investment adviser. This sale transaction complied with Rule 17a-7 under the Investment Company Act of 1940.

5  PURCHASES AND SALES OF INVESTMENTS

   Purchases and sales of investments, other than short-term obligations, aggregated $3,703,900,312 and $1,636,877,076, respectively, for the period from the start of business, September 30, 2003, to August 31, 2004.

6  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at August 31, 2004, as computed on a Federal income tax basis, were as follows:

   AGGREGATE COST                                        $ 2,063,569,653
   ---------------------------------------------------------------------

   Gross unrealized appreciation                         $   176,479,100
   Gross unrealized depreciation                              (9,933,774)
   ---------------------------------------------------------------------

   NET UNREALIZED APPRECIATION                           $   166,545,326
   ---------------------------------------------------------------------

7  COMMON SHARES OF BENEFICIAL INTEREST

   The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

                                                          PERIOD ENDED
                                                        AUGUST 31, 2004(1)
   -----------------------------------------------------------------------
   Sales                                                        72,789,761
   Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                                  46,139
   -----------------------------------------------------------------------
   NET INCREASE                                                 72,835,900
   -----------------------------------------------------------------------

   (1) For the period from the start of business, September 30, 2003, to August 31, 2004.

8  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

9  FINANCIAL INSTRUMENTS

   The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open obligations under these financial instruments at August 31, 2004.

10 ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

   The Fund held its Annual Meeting of Shareholders on June 25, 2004. The following action was taken by the shareholders:

   ITEM 1: The election of Lynn Stout and Samuel L. Hayes, III as Trustees of the Fund for a three-year term expiring in 2007. Mr. Hayes was designated the Nominee to be elected solely by APS shareholders:

   NOMINEE FOR TRUSTEE                                 NUMBER OF SHARES
                                                   -----------------------
   ELECTED BY ALL SHAREHOLDERS                        FOR        WITHHELD
   -----------------------------------------------------------------------
   Lynn Stout                                      56,885,056      573,544

   NOMINEE FOR TRUSTEE                                 NUMBER OF SHARES
                                                   -----------------------
   ELECTED BY APS SHAREHOLDERS                        FOR        WITHHELD
   -----------------------------------------------------------------------
   Samuel L. Hayes, III                                21,906          211

EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND as of August 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME
FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Dividend Income Fund (the "Fund"), including the portfolio of investments, as of August 31, 2004, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the period from the start of business September 30, 2003, to August 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Tax-Advantaged Dividend Income Fund at August 31, 2004, the results of its operations, the changes in its net assets and the financial highlights from the start of business, September 30, 2003, to August 31, 2004, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 19, 2004

EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND as of August 31, 2004

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2005 will show the tax status of all distributions paid to your account in calendar year 2004. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

QUALIFIED DIVIDEND INCOME. The Fund designates approximately $95,879,722, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

DIVIDENDS RECEIVED DEDUCTION. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal year 2004 ordinary income dividends, 54.76% qualifies for the corporate dividends received deduction.20

EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC, Inc., at 1-800-331-1710.

EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

                              --------------------------------------------------
                              Please print exact name on account:

                              --------------------------------------------------
                              Shareholder signature              Date

                              --------------------------------------------------
                              Shareholder signature              Date

                              Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

THIS AUTHORIZATION FORM, WHEN SIGNED, SHOULD BE MAILED TO THE FOLLOWING ADDRESS:

                    Eaton Vance Tax-Advantaged Dividend Income Fund
                    c/o PFPC, Inc.
                    P.O. Box 43027
                    Providence, RI 02940-3027
                    800-331-1710

NUMBER OF EMPLOYEES

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

NUMBER OF SHAREHOLDERS

As of August 31, 2004, our records indicate that there are 51 registered shareholders and approximately 66,195 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

                    Eaton Vance Distributors, Inc.
                    The Eaton Vance Building
                    255 State Street
                    Boston, MA 02109
                    1-800-225-6265

NEW YORK STOCK EXCHANGE SYMBOL

The New York Stock Exchange Symbol is EVT.

EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM.

                                         TERM OF                                     NUMBER OF PORTFOLIOS
                     POSITION(S)       OFFICE AND                                      IN FUND COMPLEX
     NAME AND         WITH THE         LENGTH OF          PRINCIPAL OCCUPATION(S)        OVERSEEN BY
   DATE OF BIRTH        FUND            SERVICE           DURING PAST FIVE YEARS          TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

James B. Hawkes      Trustee and       Until 2005.    Chairman, President and                195                Director of EVC
11/9/41                 Vice            3 years.      Chief Executive Officer of
                      President       Trustee since   BMR, EVC, EVM and EV;
                                         2003         Director of EV; Vice
                                                      President and Director of
                                                      EVD. Trustee and/or officer
                                                      of 196 registered investment
                                                      companies in the Eaton Vance
                                                      Fund Complex. Mr. Hawkes is
                                                      an interested person because
                                                      of his positions with BMR,
                                                      EVM, EVC and EV, which are
                                                      affiliates of the Fund.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III   Trustee        Until 2007.     Jacob H. Schiff Professor of           195           Director of Tiffany & Co.
2/23/35                                 3 years.      Investment Banking Emeritus,                         (specialty retailer) and
                                     Trustee since    Harvard University Graduate                                Telect, Inc.
                                         2003         School of Business                                      (telecommunication
                                                      Administration.                                          services company)

William H. Park        Trustee        Until 2005.     President and Chief                    194                    None
9/19/47                                 3 years.      Executive Officer, Prizm
                                      Trustee since   Capital Management, LLC
                                          2003        (investment management firm)
                                                      (since 2002). Executive Vice
                                                      President and Chief
                                                      Financial Officer, United
                                                      Asset Management Corporation
                                                      (a holding company owning
                                                      institutional investment
                                                      management firms)
                                                      (1982-2001).

Ronald A. Pearlman     Trustee        Until 2006.     Professor of Law, Georgetown           194                     None
7/10/40                                 3 years.      University Law Center (since
                                     Trustee since    1999). Tax Partner,
                                          2003        Covington & Burling,
                                                      Washington, DC (1991-2000).

Norton H. Reamer       Trustee        Until 2006.     President, Chief Executive             195                     None
9/21/35                                 3 years.      Officer and a Director of
                                     Trustee since    Asset Management Finance
                                         2003         Corp. (a specialty finance
                                                      company serving the
                                                      investment management
                                                      industry) (since
                                                      October 2003). President,
                                                      Unicorn Corporation (an
                                                      investment and financial
                                                      advisory services company)
                                                      (since September 2000).
                                                      Formerly, Chairman, Hellman,
                                                      Jordan Management Co., Inc.
                                                      (an investment management
                                                      company) (2000-2003).
                                                      Formerly, Advisory Director
                                                      of Berkshire Capital
                                                      Corporation (investment
                                                      banking firm) (2002-2003).
                                                      Formerly, Chairman of the
                                                      Board, United Asset
                                                      Management Corporation (a
                                                      holding company owning
                                                      institutional investment
                                                      management firms) and
                                                      Chairman, President and
                                                      Director, UAM Funds (mutual
                                                      funds) (1980-2000).

Lynn A. Stout          Trustee        Until 2007.     Professor of Law,                      195                     None
9/14/57                                 3 years.      University of California
                                     Trustee since    at Los Angeles School of
                                         2003         Law (since July 2001).
                                                      Formerly, Professor of
                                                      Law, Georgetown University
                                                      Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                         TERM OF
                        POSITION(S)     OFFICE AND
    NAME AND             WITH THE       LENGTH OF                PRINCIPAL OCCUPATION(S)
  DATE OF BIRTH           FUND           SERVICE                 DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.      President     Since 2003    Executive Vice President of EVM, BMR, EVC and EV;
5/31/58                                              Chief Investment Officer of EVM
                                                     and BMR and Director of EVC. Chief Executive
                                                     Officer of Belair Capital Fund LLC, Belcrest
                                                     Capital Fund LLC, Belmar Capital Fund LLC, Belport
                                                     Capital Fund LLC and Belrose Capital Fund LLC
                                                     (private investment companies sponsored by EVM).
                                                     Officer of 57 registered investment companies
                                                     managed by EVM or BMR.

Thomas H. Luster      Vice President   Since 2003    Vice President of EVM and BMR. Officer of 16
4/8/62                                               registered investment companies
                                                     managed by EVM or BMR.

Michael R. Mach       Vice President   Since 2003    Vice President of EVM and BMR. Previously,
7/15/47                                              Managing Director and Senior Analyst for
                                                     Robertson Stephens (1998-1999). Officer of 27
                                                     registered investment companies managed by EVM or
                                                     BMR.

Judith A. Saryan      Vice President   Since 2003    Vice President of EVM and BMR. Officer of 26
8/21/54                                              registered investment companies
                                                     managed by EVM or BMR.

Alan R. Dynner           Secretary     Since 2003    Vice President, Secretary and Chief Legal Officer
10/10/40                                             of BMR, EVM, EVD, EV and EVC.
                                                     Officer of 195 registered investment companies
                                                     managed by EVM or BMR.

James L. O'Connor        Treasurer     Since 2003    Vice President of BMR, EVM and EVD. Officer of 116
4/1/45                                               registered investment companies
                                                     managed by EVM or BMR.

(1)Includes both master and feeder funds in a master-feeder structure.


In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on July 21, 2004.

                       This Page Intentionally Left Blank

   INVESTMENT ADVISER AND ADMINISTRATOR OF TAX-ADVANTAGED DIVIDEND INCOME FUND
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             Attn: Eaton Vance Funds
                                 P.O. Box 43027
                            Providence, RI 02940-3027
                                 (800) 331-1710

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                               200 Berkeley Street
                              Boston, MA 02116-5022


                 EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

2004-10/04                                                            CE-TADISRC

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)-(d)

The following table presents aggregate fees billed to the registrant for it's first fiscal year ended August 31, 2004 by the registrant's principal accountant for professional services rendered for the audit of the registrant's annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

FISCAL YEAR ENDED                    8/31/2004
----------------------------------------------
Audit Fees                           $  67,362

Audit-Related Fees(1)                $  34,505

Tax Fees(2)                          $   8,000

All Other Fees(3)                    $       0
                                     ---------
Total                                $ 109,867
                                     =========

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed-upon procedures relating to the registrant's auction preferred shares.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the fiscal year ended August 31, 2004, $35,000 was billed by Deloitte & Touche LLP, the registrant's principal accountant, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management's assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by the registrant's principal accountant for services rendered to the registrant for it's fiscal year ended August 31, 2004 were $42,505. Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by the registrant's principal accountant for services rendered to the Eaton Vance organization (which includes the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant) for the registrant's first fiscal year ended August 31, 2004 were $291,084.

(h) The registrant's audit committee has considered whether the provision by the registrant's principal accountant of non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c) (7) (ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park and Lynn A. Stout are the members of the registrant's audit committee.

ITEM 6. SCHEDULE OF INVESTMENTS

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund's investment adviser and adopted the investment adviser's proxy voting policies and procedures (the "Policies") which are described below. The Trustees will review the Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Fund except as contemplated under the Fund Policy. The Board's Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues and on matters regarding the state of organization of the company. On all other matters, the investment adviser will take management's proposals under advisement but will consider each matter in light of the guidelines set forth in the Policies. Except in the instance of routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders (on which the investment adviser will routinely vote with management), the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies guidelines when it believes the situation warrants such a deviation. The Policy includes voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the investment adviser's general counsel or chief equity investment officer. The general counsel or chief equity investment officer will determine if a conflict exists. If a conflict does exist, the proxy will either be voted strictly in accordance with the Policy or the investment adviser will seek instruction on how to vote from the Board.

Effective August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 [is/will be] available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Effective February 9, 2004, the Governance Committee of the Board of Trustees formalized the procedures by which a Fund's shareholders may recommend nominees to the registrant's Board of Trustees. The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains sufficient background information concerning the candidate, and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund.

ITEM 10. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant's internal controls over financial reporting during the period that has materially affected, or is reasonably likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1)      Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)   Treasurer's Section 302 certification.
(a)(2)(ii)  President's Section 302 certification.
(b)         Combined Section 906 certification.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND


By:    /S/ Thomas E. Faust, Jr.
       ------------------------
       Thomas E. Faust, Jr.
       President


Date:  October 19, 2004
       ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /S/ James L. O'Connor
       ---------------------
       James L. O'Connor
       Treasurer


Date:  October 19, 2004
       ----------------


By:    /S/ Thomas E. Faust, Jr.
       ------------------------
       Thomas E. Faust, Jr.
       President

Date:   October 19, 2004
        ----------------